SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):           26-Aug-02

Credit Suisse First Boston Mortgage Securities Corp Mortgage Pass-Through
 Certificates, Series 2002-HE1
(Exact name of registrant as specified in its charter)


          Delaware                      333-61840-01             13-3320910
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


11 Madison Avenue, 5th Floor
New York, New York                                                   10010
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 325-2000
Item 5. Other Events

  On   26-Aug-02   a scheduled distribution was made from the Trust
     to holders of the Certificates. The Trustee has caused to be filed with the Commission, the Monthly Report dated 26-Aug-02
     The Monthly Report is filed pursuant to and in accordance with
     (1) numerous no-action letters (2) current Commission policy in the area.





     A.   Monthly Report Information
          See Exhibit No.1


     B.   Have and deficiencies occurred?  NO.
                   Date:
                   Amount:

     C.   Item 1: Legal Proceedings:  NONE

     D.   Item 2: Changes in Securities:   NONE

     E.   Item 4: Submission of Matters to a Vote of
          Certificateholders:  NONE

     F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
     Exhibit No.

   1.    Monthly Distribution Report Dated         26-Aug-02


Credit Suisse First Boston Mortgage Securities Corp Mortgage-Backed Pass-Through
 Certificates, Series 2002-HE1

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:        26-Aug-02

DISTRIBUTION SUMMARY


       Beginning                       Prin       Ending
Class   Balance       Principal        Loss       Balance
A-1    182,482,579       4,817,813          N/A 177,664,766
A-2    127,696,391       2,582,075          N/A 125,114,317
A-IO   265,203,019               0          N/A 258,876,115
M-1     26,000,000               0           0   26,000,000
M-2     19,000,000               0           0   19,000,000
B       15,000,000               0           0   15,000,000
X      373,556,311               0          N/A 366,779,657
R                0               0          N/A           0
Total  370,178,970       7,399,888           0  362,779,082



                                   Current Period
                          Interest Pass-Through
Class     Interest      Shortfall         Rate
  A-1      353,916               0     2.18188%
  A-2      250,498               0     2.20688%
 A-IO    1,527,464              (0)    6.16312%
  M-1       69,030               0     2.98688%
  M-2       62,267               0     3.68688%
    B       62,492               0     4.68688%
    X            0               0
    R            0               0     2.20688%
Total    2,325,667              (0)

AMOUNTS PER $1,000 UNIT
                                                   Interest
                                               Carry-forward         Ending
ClassCusip                    Prin         Int       Amount         Balance
A-1  22540V UF 7         24.089065    1.769578     0.000000      888.323829
A-2  22540V UG 5         18.443391    1.789274     0.000000      893.673690
A-IO 22540V UH 3          0.000000    5.254433    (0.000000)     890.526713
M-1  22540V UK 6          0.000000    2.655005     0.000000     1000.000000
M-2  22540V UL 4          0.000000    3.277227     0.000000     1000.000000
B    22540V UM 2          0.000000    4.166115     0.000000     1000.000000
X    22540V UN 0          0.000000    0.000000     0.000000      916.949027
R    22540V UJ 9          0.000000    0.000000     0.000000        0.000000

                                       Group 1      Group 2           Total
Principal Distributions:
Beginning Balance                  219,897,883  153,658,428     373,556,311
     Scheduled Principal               122,311      106,256         228,567
     Prepays (Includes Curtail)      4,289,736    2,258,351       6,548,087
     Net Liquidation Proceeds                0            0               0
     Loan Purchase Prices                    0            0               0
     Total Principal Remit           4,412,047    2,364,607       6,776,654
     Net Realized Losses                     0            0               0
Ending Balance                     215,485,836  151,293,821     366,779,657
Count                                    1,887        1,252           3,139

Prefunding Account:
Beginning Balance                            0            0               0
Subsequent Transfer                          0            0               0
Add to avail cert prin                       0            0               0
Ending Balance                               0            0               0

Ending Collateral Balance          215,485,836  151,293,821     366,779,657
Ending OC Amount                                                  4,000,574

Interest Distributions:
Sched Int (Net of Serv Fee)          1,659,778    1,146,237       2,806,015
Cap Int Account withdrawals                  0            0               0
Less Relief Act Int Short                    0            0               0
                                     1,659,778    1,146,237       2,806,015
Capitalized Interest Account:
Beginning Balance                            0            0               0
plus: Investment Income                      0            0               0
less: Cap Int Requirement                    0            0               0
less: Withdraw Overfunded Int                0            0               0
Ending Balance                               0            0               0



Servicing Fee                           91,624       64,024         155,648
Trustee Fee                                916          640           1,556
Credit Risk Manager Fee                  3,207        2,241           5,448
FSA Premium                              9,124        6,385          15,509


Current  Advances                    1,574,393    1,053,795       2,628,187
Outstanding  Advances                2,264,762    1,448,866       3,713,628

Delinquency Information

     30-59 days delinq             60-89 days delinq
Grp      Count                 Bal    Count             Bal
1         62             7,679,663      9           867,545
2         54             6,014,953      6           532,715
Total     116           13,694,616     15         1,400,260
*Note:  The above statistics do not include loans in Fore., Bank., or REO .

     90+ days delq
Grp      Count                 Bal
1          7               682,313
2          5               574,719
Total     12             1,257,032
*Note:  The above statistics do not include loans in Fore., Bank., or REO .


     Foreclosure                   Bankruptcy
Grp      Count              Balance   Count          Balance
1         43             4,678,189     34         3,820,027
2         27             2,906,269     18         2,200,309
Total     70             7,584,458     52         6,020,337

                               REO
Grp      Count              BalanceMarket Value
1        4.00           274,173.00  296,664.98
2        0.00                 0.00        0.00
Total    4.00           274,173.00  296,664.98


Number of Loans for which Prepayment Premiums were collected             40
Current Amount of Prepayment Premiums                               165,399


Current Delinquency Rate (60+ Days)                                  4.5085%
Rolling Three Month Delinquency Rate (60+ Days)                      3.8756%


Realized Losses incurred during the related Due Period                    0
Cumulative Realized Losses since Startup Day                          1,029


Weighted Average Term to Maturity of Mortgage Loans                      340
Weighted Average Gross Coupon of Mortgage Loans                      9.5244%


Insured Payment on Class As                                               0

Net Excess Spread                                                    1.8769%


Net Wac                                                              8.9914%


Basis Risk Reserve Account Balance                                    5,000


Senior Enhancement Percentage                                       17.4493%


Principal Balance of Loans Repurchased                                    0

Trigger Event Occurred                                                    NO

Principal Balance of Liquidated Loans                                     0



     SIGNATURES
        Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Credit Suisse First Boston Mortgage Securities Corp Mortgage Pass-Through
 Certificates, Series 2002-HE1


                        By: /s/ Sheryl Christopherson
                        Name: Sheryl Christopherson
                        Title:  Vice President
                        US Bank, NA